FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT:  JULY 3, 1997
                       (DATE OF EARLIEST EVENT REPORTED)



                              LANXIDE CORPORATION
                              ____________________

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                     0-16293                  51-0270253
           ________                     _______                  __________

 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)



                 ___________________________________________________


                               1300 MARROWS ROAD
                                 P.O. BOX 6077
                            NEWARK, DELAWARE  19714
                                 (302) 456-6200



    (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES.)


ITEM 1.      CHANGE IN CONTROL OF REGISTRANT.
             _______________________________

      Commodore Environmental Services, Inc., a Delaware corporation ("COES"), has obtained effective control of Lanxide Corporation, a Delaware corporation (the "Company"), pursuant to the Voting Agreement, dated July 3, 1997, among the Company and certain of its stockholders (the "Voting Agreement") which was executed in connection with the transactions contemplated by the Securities Purchase Agreement, dated July 3, 1997, between the Company and COES (the "Securities Purchase Agreement") described below. Pursuant to the Voting Agreement, stockholders of the Company who own 664,329 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or 50.1% of the outstanding Common Stock, granted proxies to the members of the Board of Directors of COES, specifically: Messrs. Bentley J. Blum, Paul E. Hannesson, David Mitchell, Herbert Cohen and Kenneth Adelman (collectively, the "Proxyholders") to vote all shares of Common Stock held by each such stockholder until December 31, 1998.

      Pursuant to the Securities Purchase Agreement, COES agreed to purchase up to $25 million of the Company's capital stock. Under the terms of the Securities Purchase Agreement, COES can acquire up to $10.5 million of the Company's Series G Preferred Stock (the "Series G Stock") as follows: (i) on July 3, 1997, COES purchased 10,000 shares of Series G Stock for a purchase price of $1.0 million in cash, (ii) on July 28, 1997, COES will purchase
10,000 shares of Series G Stock for a purchase price of $1.0 million in cash, and (iii) if prior to August 27, 1997, COES receives $10.5 million in financing, COES will purchase 85,000 shares of Series G Stock for an aggregate purchase price of $8.5 million comprised of (x) $4.0 million in cash and (y) the cancellation of the Company's outstanding indebtedness to COES and its subsidiary, Commodore Applied Technology, Inc., in the amount of $4.5 million. In addition, the Company issued a Warrant (the "Warrant") to COES for the purchase of 250,000 shares of the Company's Series F Preferred Stock (the "Series F Stock") at an exercise price of $100 per share. The Warrant may be exercised, in part, by the exchange of the shares of Series G Stock acquired pursuant to the Securities Purchase Agreement for a like number of shares of Series F Stock. If COES elects to purchase all shares of Series F Stock issuable upon exercise of the Warrant, the Company will receive an aggregate consideration of $25 million.

      The Series G Stock is not convertible and is not entitled to vote or to receive dividends. The Series G Stock may be redeemed by the Company after December 31, 1998 to the extent such shares have not been used to exercise the Warrant.

      The terms of the Series F Stock include, among other things, (a) the right to convert into shares of Common Stock at a rate, subject to adjustment, of 13.5 shares of Common Stock for each share of Series F Stock; (b) a mandatory conversion by the holders upon certain events, including the sale by the Company of at least $10 million of Company securities in a public offering or a private placement prior to the time that (x) COES exercises at least $10 million of the Warrant or (y) COES purchases all 105,000 shares of Series G Stock; and (c) the right to elect four of the seven members of the Board of Directors of the Company.

      The Company is entitled to terminate the Securities Purchase Agreement if it receives alternative superior financing prior to the purchase by COES of all 105,000 shares of Series G Stock. Upon such termination, the Company must pay COES the greater of $300,000 or COES' expenses incurred in connection with the transaction contemplated by the Securities Purchase Agreement. If the Agreement is terminated prior to August 27, 1997, as a result of a superior offer, Commodore shall be entitled to retain and exercise the Warrant in accordance with its terms. In addition, if after August 27, 1997, (x) COES has not purchased all 105,000 shares of Series G Stock, for any reason other than the Company's prior receipt of a superior offer or the Company's breach of certain covenants and agreements contained in the Securities Purchase Agreement, (y) a Liquidity Event (as defined in the Certificate of Designations relating to the Series F Stock) has occurred or (z) the Company has received alternative superior financing, then the Company may redeem the unexercised portion of the Warrant for $.001 per warrant share.

      In accordance with the Securities Purchase Agreement, on July 7, 1997, the Board of Directors of the Company expanded the number of Board members to seven and elected Michael Fullwood, the Senior Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel of COES, and William Toller, the retired Chairman and Chief Executive Officer of Witco Corporation, and a Director of Commodore Separation Technologies, Inc., to fill the newly created directorships. In addition, the Board of Directors of the Company appointed Mr. Toller to the position of Vice Chairman of the Company. The Board of Directors of the Company also appointed Mr. Fullwood to the position of Senior Vice President, Chief Financial and Administrative Officer and General Counsel of the Company.

      The above description of the transactions contemplated by the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement and the exhibits attached thereto which are filed with this Current Report on Form 8-K as Exhibit 10.70.

Security Ownership of Certain Beneficial Owners and Management
______________________________________________________________

      Assuming (i) the investment by COES of the full $25 million pursuant to the Securities Purchase Agreement, (ii) the subsequent conversion of all shares of Series F Stock into Common Stock, (iii) no exercise of any currently outstanding options or warrants to purchase Common Stock and (iv) no conversion of any outstanding shares of the Company's Series A Preferred Stock, as of July 3, 1997, COES beneficially owns 85.9% of the outstanding Common Stock, which includes (i) a Warrant to purchase 250,000 shares of Series F Stock, which are convertible into 3,375,000 shares of Common Stock, and (ii) 664,329 shares of Common Stock which the Board of Directors of COES is entitled to vote pursuant to the Voting Agreement. Set forth below is a table showing the beneficial ownership as of July 3, 1997 of the Common Stock of the Company by each of its officers, directors and each entity known by the Company to beneficially own five percent or more of any class of the Company's voting securities.

                                                              Number     Percent
                                                                of          of
Title of Class  Name and Address of Beneficial Owner(1)       Shares       Class
_____________   _______________________________________        _____       _____

Common Stock    Commodore Environmental Services, Inc. (2)   4,039,329     85.9%
                Alcan (3), (4)                                 188,432      12.4
                Marc S. Newkirk (5), (6), (7)                  169,529      11.6
                Michael J. Hollins (5), (7), (8)                25,057       1.9
                Mark G. Mortenson (7)                            5,099         *
                Christopher R. Kennedy (7)                       4,666         *
                Robert J. Ferris (5), (7)                        9,546         *
                Bentley J. Blum (5), (7), (9)                  656,739      46.7
                Paul E. Hannesson (5), (7), (10)                35,363       2.7
                J. Frederick Van Vranken, Jr. (5), (7), (11)    21,565       1.6
                Stephen A. Weiss (5), (7), (12)                  1,639         *
                All directors and executive officers           929,203      58.5
                as a group (nine persons)

____________________________________________________

*      Less than 1% of outstanding shares.

(1) Unless otherwise indicated, (i) the address of each of the beneficial owners is c/o Lanxide, 1300 Marrows Road, P.O. Box 6077, Newark, Delaware 19714, (ii) all shares are owned directly, and (iii) each person has sole investment and voting power.
(2) Includes (i) 3,375,000 shares of Common Stock convertible from 250,000 shares of Series F Stock which may be acquired upon exercise of the Warrant and (ii) 664,329 shares of Common Stock which the Board of Directors of COES is entitled to vote pursuant to the Voting Agreement. COES' address is 150 East 58th Street, Suite 3400, New York,
      New York 10155.
(3) Consists solely of shares of the Company's Series A Preferred Stock, convertible at any time into the Company's Common Stock.
(4) Includes 27,007; 96,865; and 64,560 shares owned by Alcan Aluminium Limited, Alcan Aluminum Corporation and Alcan Automotive Castings, respectively. Alcan's address is 1188 Sherbrooke Street West,
      Montreal, Quebec, Canada H3A 3G2.
(5) Includes 184,944 shares of the Company's Series A Preferred Stock, convertible at any time into 68,787 shares of the Company's Common Stock.
(6) Includes shares owned by Mr. Newkirk's spouse, Karen H. Newkirk (2,487 shares); and minor children trusts dated 3/3/88 for the benefit of Corey E. Newkirk (1,827 shares) and Ross S. Newkirk (1,827 shares) and trust under agreement of Marc S. Newkirk dated 3/3/88 (66,773 shares) for which Mr. Newkirk has voting power. Pursuant to the Voting Agreement, Mr. Newkirk is not entitled to vote the 33,000 shares of Common Stock owned by him.
(7) Includes options to purchase 133,843 shares of the Company's Common Stock which are exercisable within 60 days, including: 96,346 shares for Mr. Newkirk, 12,778 shares for Mr. Hollins, 5,099 shares for
      Mr. Mortenson, 4,666 shares for Mr. Kennedy, 6,845 shares for Mr. Ferris, 2,004 shares for Mr. Blum, 2,004 shares for Mr. Hannesson, 2,601 shares for Mr. Van Vranken, and 1,500 shares for Mr. Weiss.
(8) Excludes shares beneficially owned by Kanematsu which are subject to the Voting Trust Agreement, dated as of May 28, 1992, between Kanematsu and Mr. Hollins, as voting trustee.
(9) Includes 41,088 shares owned by Mr. Blum's spouse, Laura Utley, as to which Mr. Blum disclaims beneficial ownership. Also includes warrants to purchase 58,763 shares of the Company's Common Stock exercisable until January 14, 1998. Pursuant to COES' Annual Report on Form 10-K for the fiscal year ended December 31, 1996, Mr. Blum beneficially owns 30,224,050 shares of common stock of COES, or 52.2%, which includes 2,000,000 shares owned by Mr. Blum's wife, Laura Utley. Mr. Blum's address is 150 E. 58th Street, Suite 3400, New York, New York 10155. Pursuant to the Voting Agreement, Mr. Blum and Ms. Utley are not entitled to vote the 574,586 shares of Common Stock owned by them.
(10) Includes 16,680 shares owned by Mr. Hannesson's spouse, Suzanne G. Hannesson, as to which Mr. Hannesson disclaims beneficial ownership.
      Mr. Hannesson's address is 150 East 58th Street, New York, NY 10155. Pursuant to the Voting Agreement, Mr. and Mrs. Hannesson are not entitled to vote the 27,780 shares of Common Stock owned by them.
(11) Includes shares owned by Mr. Van Vranken's Individual Retirement Account, of which Mr. Van Vranken is the beneficial owner. Mr. Van Vranken's address is 230 Park Avenue, 13th Floor, New York, NY 10169.
(12)  Mr.  Weiss' address is 153 East 53rd Street, 35th Floor, New York,
      NY 10022.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             _________________________________

 (a)   Financial statements of business acquired:
       __________________________________________

            Not applicable.

 (b)   Pro Forma financial information:
       ________________________________

            Not applicable.

 (c)   Exhibits:
       ________

      3.5.1  Certificate of Designations relating to the Series F Preferred
             Stock of the Company.      Incorporated by reference to Exhibit
             A-1 to the Company's Securities Purchase Agreement filed as
             Exhibit 10.70 to this Report.

      3.5.2 Certificate of Designations relating to the Series G Preferred Stock of the Company. Incorporated by reference to Exhibit A-2 to the Company's Securities Purchase Agreement filed as Exhibit 10.70 to this Report.

      4.15 Warrant, dated July 3, 1997, issued by the Company to Commodore Environmental Services, Inc. Incorporated by reference to Exhibit B to the Company's Securities Purchase Agreement filed as Exhibit
             10.70 to this Report.

      9.2 Voting Agreement, dated July 3, 1997, among the Proxyholder (as defined therein), the Company and stockholders set forth in Exhibit A thereto. Incorporated by reference to Exhibit C to the Company's Securities Purchase Agreement filed as Exhibit 10.70 to this Report.

      10.70 Securities Purchase Agreement, dated July 3, 1997, between the Company and Commodore Environmental Services, Inc.

      99.1   Press release issued by the Company on July 7, 1997.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                  LANXIDE CORPORATION



Date:  July 18, 1997                    By:       /s/Robert J. Ferris
                                             ______________________________

                                             Robert J. Ferris
                                             Vice President - Administration
                                             Secretary and Treasurer
                                             (Duly Authorized Officer and
                                              Principal Accounting Officer)


                               EXHIBIT INDEX
                               _____________

      Exhibit                   Description
      Number
      ______                    ___________

       3.5.1       Certificate of Designations relating
                   to the Series F Preferred Stock of the
                   Company.  Incorporated by reference to
                   Exhibit A-1 to the Company's
                   Securities Purchase Agreement filed as
                   Exhibit 10.70 to this Report.

       3.5.2       Certificate of Designations relating
                   to the Series G Preferred Stock of the
                   Company.  Incorporated by reference to
                   Exhibit A-2 to the Company's
                   Securities Purchase Agreement filed as
                   Exhibit 10.70 to this Report.

       4.15        Warrant, dated July 3, 1997, issued by
                   the Company to Commodore Environmental
                   Services, Inc.  Incorporated by
                   reference to Exhibit B to the Company
                   Securities Purchase Agreement filed as
                   Exhibit 10.70 to this Report.

        9.2        Voting Agreement, dated July 3, 1997,
                   among the Proxyholder (as defined
                   therein), the Company and stockholders
                   set forth in Exhibit A thereto.
                   Incorporated by reference by Exhibit C
                   to the Securities Purchase Agreement
                   filed as Exhibit 10.70 to this Report.

       10.70       Securities Purchase Agreement, dated
                   July 3, 1997 between the Company and
                   Commodore Environmental Services, Inc.

       99.1        Press release issued by the Company on
                   July 7, 1997.